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                                                                   EXHIBIT 10.29


                         JDN DEVELOPMENT COMPANY, INC.

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT, dated as of March 7, 2000 (the "Effective Date"), is by and between W. FRED WILLIAMS, JR. (the "Employee") and JDN DEVELOPMENT COMPANY, INC., a Delaware corporation (the "Company").

                                  WITNESSETH:

     WHEREAS, the Employee desires to be employed by the Company, and the Company desires to employ the Employee, on the terms, covenants and conditions hereinafter set forth in this Agreement.

     NOW, THEREFORE, for the reasons set forth above, and in consideration of the mutual promises and agreements herein set forth, the Company and the Employee agree as follows:

     1.  Employment.
         ----------

     Subject to the terms and conditions set forth in this Agreement, on and as of the Effective Date the Company hereby employs and engages the Employee to hold the title of President of the Company and perform such duties and responsibilities as may be assigned or delegated by the Board of Directors of the Company, provided such duties are commensurate with the position in which he serves. If the Employee is elected as a director of the Company, the Employee will fulfill his duties as such director without additional compensation. The Employee hereby accepts such employment and agrees to serve the Company as an officer for the term of this Agreement.

     2.  Term of Employment.
         ------------------

     Except as otherwise provided herein, the term of this Agreement shall be for three (3) years commencing on the Effective Date and ending on the third anniversary of the Effective Date (the "Employment Term"). While the Employee is employed hereunder, the Employment Term shall automatically be extended for one (1) year upon the occurrence of an anniversary of the Effective Date, unless either party has given notice of intention to terminate at least ninety (90) days prior to such anniversary of the Effective Date, or unless the Employee's employment has otherwise terminated as hereinafter provided.
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     3.  Devotion to Duties.
         ------------------

     The Employee agrees that during the Employment Term he will devote such of his business time, attention, skill and energy to the business and affairs of the Company as shall be necessary to perform the duties of his position. The Employee will use his best efforts to promote the success of the Company's business, will cooperate fully with the Board of Directors in the advancement of the best interests of the Company, and will not enter into any other business affiliations or arrangements without the prior written consent of the Company. The Company acknowledges, however, that the Employee currently owns and may inherit certain real estate and real estate developments and agrees that the Employee may continue to own and manage such properties as are set forth in Schedule A to this Agreement so long as there is no material interference with
----------
Employee's duties to Employer.

     4.   Compensation of Employee.
          ------------------------

     4.1. Base Salary. During the term of this Agreement, the Company shall pay
          -----------
     to the Employee as compensation for the services to be performed by the Employee a base salary of Three Hundred Thousand Dollars ($300,000) per year, subject to the increases provided for in this paragraph and elsewhere in this Agreement (the "Base Salary"). The Base Salary shall be payable in installments in accordance with the Company's normal payroll practice. Commencing on January 1, 2001 and on January 1 of each year thereafter, or as soon as practicable thereafter, the Compensation Committee of the Board of Directors (the "Compensation Committee"), or the Board of Directors if the Compensation Committee is not then in existence, shall review the Base Salary, and shall authorize, in its discretion, an appropriate increase in the Base Salary; provided, however, that such increase shall at a minimum be equal to the cumulative cost-of-living increment on the Base Salary as reported in the Consumer Price Index, Atlanta, Georgia, All Items, All Urban Consumers, published by the United States Department of Labor, with January 1, 2000 being the base date for computing such increment. The term "Base Salary" is intended to include mandatory and other increases made to the then-current "Base Salary" from year-to-year (or such shorter period as the Board or its Compensation Committee shall determine). The Base Salary, as increased from time to time, shall not be diminished during the term of this Agreement.

     4.2.  Bonuses.
           -------

           (a) In addition to the compensation set forth elsewhere in this section 4, Employee shall be entitled to a signing bonus of $100,000.00 upon the execution of this Agreement.

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           (b) In addition to the compensation set forth elsewhere in this section 4, for each year or portion thereof during the Employment Term and any extensions thereof, the Employee shall be entitled to receive a bonus in an amount to be determined by the Compensation Committee, or the Board of Directors if the Compensation Committee is not then in existence, in its discretion, based upon its evaluation of the Employee's performance during such year or portion thereof.

     4.3.  Benefits.  The Employee shall be entitled to participate, during the
           --------
     period of actual employment, in all regular employee benefit and deferred compensation plans established by each of JDN Realty Corporation (to the extent such participation is not restricted by the Internal Revenue Code of 1986 (the "Code")) and the Company, including, without limitation, any savings and profit sharing plan, incentive stock plan, dental and medical plans, life insurance, and personal catastrophe and disability insurance, such participation to be as provided in said employee benefit plans. The Employee shall also be entitled during the period of actual employment to such paid vacation as is provided in the policy adopted by the Board of Directors, but not less than four (4) weeks per year as selected by the Employee, provided that the Employee agrees to make such selection with due regard to the work demands of his position. For purposes of this Agreement, the term "period of actual employment" means the portion of the Employment Term during which the Employee is employed, but not the portion following the Employee's termination of employment.

     4.4.  Office and Secretary.  The Employee will have a private office,
           --------------------
     secretarial assistance, administrative support, and such other facilities and services as are suitable to his position and appropriate for the performance of his duties. The location of the Employee's office assigned to him on the Effective Date will not be changed without his prior consent, which consent will not be unreasonably withheld.

     4.5.  Automobile.  The Employee will be provided with an automobile
           ----------
     suitable to his position and appropriate for the performance of his duties. The Company will pay the operating expenses of such automobile for the sole use of the Employee.

     4.6.  Reimbursement of Expenses.  The Company will provide for the prompt
           -------------------------
     payment or reimbursement of all reasonable and necessary expenses incurred by the Employee in connection with the performance of his duties under this Agreement in accordance with the Company's expense reimbursement policy, as such may change from time to time. Without limiting the foregoing, the Company will reimburse the Employee for air

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     travel between Atlanta, Georgia and Nashville, Tennessee at applicable coach fares; provided, however, that Employee agrees to use his reasonable best efforts to arrange for advance booking for all such air travel and to take advantage of any reduced fares available for additional nights' stayovers to the extent his duties on behalf of the Company permit and, further provided, that the Company will reimburse the Employee for business fares to the extent no coach fare seat is available at a time when the Employee is required to travel on behalf of the Company.

     4.7.  Apartment.  The Company will provide the Employee with a furnished
           ---------
     apartment in Atlanta, Georgia for the Employee's use during the Employment Term to the extent he is required to be in Atlanta to conduct Company business. The Company will pay the rent, renter's insurance, utilities and any security deposits (excluding pet deposits and any damages in excess of any security deposits) in connection with the apartment, which will be selected by the Employee and agreed upon by the Company prior to the Employee signing a lease agreement. At the Employee's request, the Company shall sign the lease agreement in lieu of the Employee signing the same and/or the Company shall guarantee the same without recourse (by contribution, subrogation or otherwise) to the Employee.

     5.  Termination of Employment.
         -------------------------

     5.1.  Termination for Cause.  "Termination for Cause", as hereinafter
           ---------------------
     defined, may be effected by the Company at any time during the term of this Agreement by written notification to the Employee. Upon Termination for Cause, the Employee shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the terms of the applicable plan), any benefits under any plans of the Company in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any business expenses incurred by the Employee reimbursable by the Company in connection with his duties hereunder, all to the date of termination, but the Employee shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation. In the event of a "Termination for Cause," the Employee will have thirty (30) days to surrender possession of the automobile provided pursuant to Section 4.5 and to vacate the apartment provided pursuant to Section 4.7; the Company will be responsible for paying or reimbursing the Employee for all expenses related to the same during such 30-day period. "Termination for Cause" shall mean termination by the Company of the Employee's employment by the Company by reason of the Employee's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to the Company or by reason of the Employee's willful material breach of this Agreement which has resulted in

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     material injury to the Company.  In the event of a termination effected by the Company as a "Termination for Cause" that is later determined by a court of competent jurisdiction to be a "Termination Other Than for Cause," the Employee shall be entitled to all severance compensation provided in subsection 6.2. If any action is brought hereunder to establish whether a termination by the Company is a "Termination for Cause" or a "Termination Other Than for Cause," the prevailing party will be entitled to reimbursement of attorney's fees by the non-prevailing party.


     5.2.  Termination Other Than for Cause.  Notwithstanding any other
           --------------------------------
     provisions of this Agreement, the Company may effect a "Termination Other Than For Cause", as hereinafter defined, at any time upon giving written notice to the Employee of such termination. Upon any Termination Other Than for Cause, the Employee shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Company in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with his duties hereunder, all to the date of termination, and all severance compensation, if any, provided in subsection 6.2. "Termination Other Than for Cause" shall mean termination by the Company of the Employee's employment by the Company other than a termination pursuant to subsection 5.1, 5.3, 5.4, 5.5 or 5.6, and shall include constructive termination of the Employee's employment by reason of material breach of this Agreement by the Company, such constructive termination to be effective upon notice from the Employee to the Company of such constructive termination. (It shall be an event of constructive termination by the Company if the Company or any representative thereof shall request that the Employee take, or omit to take, any action that would be or result in an illegal or illicit act or circumstance.) Upon any "Termination Other Than for Cause," the Employee shall be deemed to have fully vested in all compensation, in the bonus for the particular year, in all stock options, stock incentives, restricted stock grants or awards, and all other plans. To the extent that such vesting is impermissible as a matter of law, then the Company shall have the right to pay the Employee in cash the fair value of all such compensation so long as the Company makes the entirety of such cash payment within thirty (30) days of the date of the "Termination Other Than for Cause."

     5.3.  Termination by Reason of Disability.  If, during the term of this
           -----------------------------------
     Agreement, the Employee, in the reasonable judgment of the Board of Directors, has failed to perform his duties under this Agreement on account

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     of illness or physical or mental incapacity, and such illness or incapacity continues for a period of more than twelve (12) consecutive months, the Company shall have the right to terminate the Employee's employment hereunder by written notification to the Employee and payment to the Employee of all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plans), any benefits under any plans of the Company in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with his duties hereunder, all to the date of termination, with the exception of medical and dental benefits which shall continue through the expiration of this Agreement, but the Employee shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation.

     5.4.  Death.  In the event of the Employee's death during the term of this
           -----
     Agreement, the Employee's employment shall be deemed to have terminated as of the last day of the month during which his death occurs and the Company shall pay to his estate or such beneficiaries as the Employee may from time to time designate all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Company in which the Employee is a participant to the full extent of Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with his duties hereunder, all to the date of termination, but the Employee's estate shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation.

     5.5.  Voluntary Termination.  In the event of a "Voluntary Termination,"
           ---------------------
     as hereinafter defined, the Company shall immediately pay all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plans), any benefits under any plans of the Company in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with his duties hereunder, all to the date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation. "Voluntary Termination" shall mean termination by the Employee of Employee's employment by the Company other than (i) Termination for Cause as described in subsection 5.1, (ii) constructive

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     termination as described in subsection 5.2, (iii) termination by reason of the Employee's disability as described in subsection 5.3, (iv) termination by reason of the Employee's death as described in subsection 5.4, and (v) Termination Upon a Change in Control as described in subsection 5.6.

     5.6.  Termination Upon a Change in Control.  In the event of a "Termination
           ------------------------------------
     Upon a Change in Control," as hereinafter defined, the Employee shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plans), any benefits under any plans of the Company in which Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with his duties hereunder, all to the date of termination, and all severance compensation provided in subsection 6.1. "Termination Upon a Change in Control" shall mean a termination by the Company (other than a Termination for Cause) or by the Employee (other than under threat of a Termination for Cause) within one year following a "Change in Control" as hereinafter defined. "Change in Control" shall mean the date on which the Company first determines that any of the following has occurred:

           (a) any individual, entity or group (a "Person"), other than one or more of the Company's shareholders on the Effective Date of this Agreement or any entity that either one of them controls, becomes the beneficial owner of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors of the Company (the "Company Outstanding Voting Securities"); provided, however, that any acquisition directly from or by the Company or any acquisition by any Person from J. Donald Nichols of his shares of the Company Outstanding Voting Securities on or before April 30, 2001 which acquisition has been approved by the Company's Board of Directors (or, in the absence of any members on the Company's Board of Directors, by all of the Company's non-transferring voting security holders) shall be excluded from this paragraph (a);

           (b) any Person becomes the beneficial owner of 20% or more of the combined voting power of the then outstanding voting securities of JDN Realty Corporation entitled to vote generally in the election of directors of JDN Realty Corporation ("Realty Outstanding Voting Securities"); provided, however, that any acquisition directly or indirectly by JDN Realty Corporation or any acquisition by a company pursuant to a transaction which complies with subparagraphs (i), (ii) and (iii) in paragraph (c) below shall be excluded from this paragraph (b);

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           (c) consummation of a reorganization, merger or consolidation (a
     "Business Combination") of JDN Realty Corporation, unless, in each case, following such Business Combination (i) all or substantially all of the Persons who were the beneficial owners, respectively, of the Realty Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than a majority of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Business Combination, (ii) no Person (excluding any company resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Business Combination except to the extent such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the Board of Directors of the company resulting from the Business Combination are Continuing Directors (as hereinafter defined) at the time of the execution of the definitive agreement, or the action of the Board, providing for such Business Combination;

           (d) consummation of a reorganization, merger or consolidation of the Company unless, following such reorganization, merger or consolidation, the Company is controlled by JDN Realty Corporation;

           (e) consummation of the sale, other than in the ordinary course of business, of more than 40% of the assets of the Company in a transaction or series of related transactions during the course of any twelve-month period, excluding assets sold to JDN Realty Corporation or an entity it controls;

           (f) consummation of the sale, other than in the ordinary course of business, of more than 40% of the assets of JDN Realty Corporation in a transaction or series of related transactions during the course of any twelve-month period;

           (g) consummation of the divestiture of control of the Company by JDN Realty Corporation in the event that JDN Realty Corporation obtains control of the Company; and

           (h) the date on which Continuing Directors (as hereinafter defined) cease for any reason to constitute at least a majority of the Board of Directors of JDN Realty Corporation.

          As used in this Section 5.6, the definitions of the terms "beneficial owner" and "group" shall have the meanings ascribed to those terms in Rule 13(d)(3) under the Securities Exchange Act of 1934. As used in this Section

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     5.6, the term "Continuing Directors" shall mean, as of any date of determination, (i) any member of the Board of Directors on the Effective Date of this Agreement, (ii) any person who has been a member of the Board of Directors for the two years immediately preceding such date of determination, or (iii) any person who was nominated for election or elected to the Board of Directors with the affirmative vote of the greater of (A) a majority of the Continuing Directors who were members of the Board of Directors at the time of such nomination or election or (B) at least four Continuing Directors but excluding, for purposes of this clause (iii), any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board of Directors of JDN Realty Corporation. "Control" means the direct or indirect ownership of voting securities constituting more than fifty percent (50%) of the issued voting securities of a corporation.

          Upon any "Termination Upon a Change in Control," the Employee shall be deemed to have fully vested in all compensation, in the bonus for the particular year, in all stock options, stock incentives, restricted stock grants or awards, and all other plans. To the extent that such vesting is impermissible as a matter of law, then the Company will pay the Employee in cash the fair value of all such compensation so long as the Company makes the entirety of such cash payment within thirty (30) days of the date of "Termination Upon a Change in Control."

     5.7.  Notice of Termination.  The Company or the Employee may effect a
           ---------------------
     termination of the Employee's employment by the Company pursuant to the provisions of this section 5 upon giving thirty (30) days' written notice to the other party of such termination; provided, however, that no such advance notice shall be required for a Termination for Cause under subsection 5.1.

     6.  Severance Compensation
         ----------------------

     6.1.  Termination Upon Change in Control.  In the event the Employee's
           ----------------------------------
     employment is terminated in a Termination Upon a Change in Control, and subject to section 6.4, the Employee shall be paid the following as severance compensation:

          (a) For each of the three (3) years following such termination of employment, an amount (payable on the dates specified in subsection 4.1 except as otherwise provided herein) equal to the sum of (i) the Base Salary at the rate payable at the time of such termination and (ii) the average of the annual bonus earned by the Employee in the two (2) years immediately

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     preceding the date of termination. Notwithstanding any provision in this paragraph (a) to the contrary, the Employee may, in the Employee's sole discretion, by delivery of a notice to the Company within thirty (30) days following a Termination Upon a Change in Control, elect to receive from the Company a lump sum severance payment by bank cashier's check equal to the present value of the flow of cash payments that would otherwise be paid to the Employee pursuant to this paragraph (a). Such present value shall be determined as of the date of delivery of the notice of election by the Employee and shall be based on a discount rate equal to the interest rate on 90-day United States Treasury bills, as reported in the Wall Street Journal, or similar publication, on the date of delivery of the election notice. If the Employee elects to receive a lump sum severance payment, the Company shall make such payment to the Employee within ten (10) days following the date on which the Employee notifies the Company of the Employee's election.

          (b) In the event that the Employee is not otherwise entitled to fully exercise all awards granted to the Employee under the Company's Incentive Stock Plan, and the Incentive Stock Plan does not otherwise provide for acceleration of exerciseability of options upon the occurrence of the Change in Control described herein, such awards shall become immediately exercisable upon a Change in Control.

          (c) The Employee shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of the Company in which the Employee is a participant to the full extent of the Employee's rights under such plans, including any perquisites provided under this Agreement, through the remainder of the Employment Term; provided, however, that the benefits under any such plans of the Company in which the Employee is a participant, including any such perquisites, shall cease upon the Employee's obtaining other employment. If necessary to provide such benefits to the Employee, the Company shall, at its election, either: (i) amend its employee benefit plans to provide the benefits described in this paragraph (c), to the extent that such is permissible under the nondiscrimination requirements and other provisions of the Internal Revenue Code of 1986 (the "Code") and the provisions of the Employee Retirement Income Security Act of 1974, or (ii) provide separate benefit arrangements or cash payments so that the Employee receives amounts equivalent thereto, net of tax consequences.

     6.2.  Termination Other Than for Cause.  In the event the Employee's
           --------------------------------
     employment is terminated in a Termination Other Than for Cause, the Employee shall be paid as severance compensation his Base Salary, at the rate payable at the time of such termination, through the remainder of the Employment Term and for an additional one (1) year period thereafter, on the dates specified in subsection 4.1. Notwithstanding any provision in this

                                       10
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     subsection 6.2 to the contrary, the Employee may, in the Employee's sole discretion, by delivery of a notice to the Company within thirty (30) days following a Termination Other Than for Cause, elect to receive from the Company a lump sum severance payment by bank cashier's check equal to the present value of the flow of cash payments that would otherwise be paid to the Employee pursuant to this subsection 6.2. Such present value shall be determined as of the date of delivery of the notice of election by the Employee and shall be based on a discount rate equal to the interest rate on 90-day United States Treasury bills, as reported in The Wall Street Journal, or similar publication, on the date of delivery of the election notice. If the Employee elects to receive a lump sum severance payment, the Company shall make such payment to the Employee within ten (10) days following the date on which the Employee notifies the Company of the Employee's election. In addition to the severance payment payable under this subsection 6.2, the Employee shall be paid an amount equal to the average annual bonus earned by Employee in the two (2) years immediately preceding the date of termination and, notwithstanding any provision to the contrary under the Company's Incentive Stock Plan or any agreements with the Employee thereunder, the Employee shall be entitled to an accelerated vesting of any awards granted to the Employee under the Company's Incentive Stock Plan.

     6.3.  Termination Upon Any Other Event.  In the event of a Voluntary
           --------------------------------
     Termination, Termination For Cause, termination by reason of the Employee's disability pursuant to subsection 5.5 or termination by reason of the Employee's death pursuant to subsection 5.6, the Employee or his estate shall not be paid any severance compensation.

     6.4.  Parachute Payment Reduction.  Notwithstanding any other provisions of
           ---------------------------
     this Agreement, any amounts payable under this Agreement (including but not limited to severance payments) shall be limited to the maximum amount that may be paid so that no such payment will, when combined with all other amounts to be received by the Employee upon a change in control (described in Section 280G(b)(2)(A) of the Code), constitute a "parachute payment" (defined in Section 280G(b)(2) of the Code) and so that no "excess parachute payments" (defined in Section 280G(b)(1) of the Code) made to the Employee are taxable to the Employee pursuant to Section 4999 of the Code. The parties intend that the Employee shall receive the maximum payments permissible that are not subject to the taxes described in Sections 280G and 4999 of the Code and shall interpret this provision in accordance with such intention. In further accord with such intention, nothing herein shall be construed to limit the Employee's right to receive payments that do not exceed reasonable compensation for services or to receive payments that are otherwise not taken into account in calculating "parachute payments" under Section 280G of the Code.

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

     7.  Obligations Contingent on Performance.
         -------------------------------------

     The obligations of the Company under this Agreement, including its obligation to pay the compensation provided for herein, shall be contingent upon the Employee's performance of his obligations under this Agreement in all material respects.


     8.  Confidentiality.
         ---------------

     The Employee agrees to hold in strict confidence all information concerning any matters affecting or relating to the business of the Company, including without limiting the generality of the foregoing its manner of operation, plans, protocols, processes, computer programs, tenant lists, client lists, marketing information and analyses, or other data, without regard to whether all of the foregoing matters will be deemed confidential or material. The Employee agrees that he will not, directly or indirectly, use any such information for the benefit of others than the Company or disclose or communicate any of such information in any manner whatsoever other than to the directors, officers, employees, agents and representatives of the Company who need to know such information, who shall be informed by the Employee of the confidential nature of such information and directed by the Employee to treat such information confidentially. Upon the Company's request, the Employee shall return all information furnished to him related to the business of the Company or certify to the Company its destruction. The above limitations on use and disclosure shall not apply to information which the Employee can demonstrate: (a) was known to the Employee before receipt thereof from the Company; (b) is learned by the Employee from a third party entitled to disclose it; or (c) becomes known publicly other than through the Employee. The terms of this section 8 shall remain in effect for five years following the date of expiration or termination of this Agreement.

     9.  Use of Proprietary Information.
         ------------------------------

     The Employee recognizes that the Company possesses a proprietary interest in all of the confidential information described in section 8 and has the exclusive right and privilege to use, protect by copyright, patent or trademark, manufacture or otherwise exploit the processes, ideas and concepts described therein to the exclusion of the Employee, except as otherwise agreed between the Company and the Employee in writing. The Employee expressly agrees that any products, inventions, discoveries or improvements made by the Employee, his agents or affiliates, during the term of this Agreement, based on or arising out of the information described in section 8 shall be the property of and inure to the exclusive benefit of the Company. The Employee further agrees that any and all products, inventions, discoveries or improvements developed by the Employee (whether or not able to be protected by copyright, patent or trademark) in the scope of his employment, or involving the use of the Company's time, materials or other resources, shall be promptly disclosed to the Company and shall become the exclusive property of the Company.

     10.   Non-Competition Agreement.
           -------------------------

     10.1. Non-Competition.
           ---------------

           (a) The Employee agrees that, during the period of actual employment and, in addition, the period, if applicable, described in subsection (b) or
     (c) below, the Employee shall not, without the prior written consent of the Company, directly or indirectly, own, manage, operate, control, be connected with as an officer, employee, partner, consultant or otherwise, or otherwise engage or participate in, except as an employee of the Company, or any corporation directly or indirectly controlled by it or under common control with it, any corporation or other business entity engaged in any activity competitive with the Company, including the business of owning, developing, leasing or managing shopping center properties. Notwithstanding the foregoing, the ownership by the Employee of less than 5% of any class of the outstanding capital stock of any corporation conducting such a competitive business which is regularly traded on a national securities exchange or in the over-the-counter market shall not be a violation of the foregoing covenant.

           (b) The Employee agrees that if the Employee's employment is terminated in a Termination Upon a Change in Control pursuant to section
     5.6 hereof, the non-compete restrictions of subsection 10.1(a) shall apply to Employee for one year from the date of termination.

           (c) The Employee agrees that if the Employee's employment is terminated in a Termination Other Than for Cause pursuant to section 5.2 hereof, the non-compete restrictions of subsection 10.1(a) shall apply to Employee for the entire period during which the Employee is entitled to severance compensation pursuant to subsection 6.2 (notwithstanding an election by the Employee to receive a lump sum severance payment for such period).

           (d) Notwithstanding any other provision in this Agreement, the Employee is authorized to continue to own, manage and develop the properties set forth in Schedule A to this Agreement or any other
                             ----------
     properties that the Board of Directors approves in advance. Notwithstanding any other provision in this Agreement, after the Employment Term for the period described in subsection (b) or (c) above, as applicable, regardless of whether the Employee is then receiving severance pay, the Employee shall be entitled to be involved in the development business of office, industrial, flex, showroom and comparable space, including any such space that is rented to a retail operation, that is not located in a predominantly shopping-center development.

     10.2.  Non-Solicitation.  During the period of actual employment and, in
            ----------------
     addition, the period, if any, during which the Employee shall be entitled to severance compensation pursuant to section 6 (notwithstanding an election by the Employee to receive a lump sum severance payment for such period), the Employee shall not, except on behalf of or with the prior written consent of the Company, (a) contact or solicit, directly or indirectly, any customer, client, tenant or account whose identity the Employee obtained through association with the Company, regardless of the geographical location of such customer, client, tenant or account, except in connection with permitted activities under Section 10.1(d), or (b) directly or indirectly, entice or induce, or attempt to entice or induce, any employee of the Company to leave such employ, or employ any such person in any business similar to or in competition with that of the Company. The Employee hereby acknowledges and agrees that the provisions set forth in this subsection 10.2 constitute a reasonable restriction on his ability to compete with the Company. The Employee shall be entitled, however, to solicit office, industrial, flex, showroom and comparable tenants for space that is not located in a predominantly shopping-center development.

     10.3.  Saving Provision.  The parties hereto agree that, in the event a
            ----------------
     court of competent jurisdiction shall determine that the geographical or durational elements of this covenant are unenforceable, such determination shall not render the entire covenant unenforceable. Rather, the excessive aspects of the covenant shall be reduced to the threshold which is enforceable, and the remaining aspects shall not be affected thereby.

     10.4.  Equitable Relief.  The Employee acknowledges that the extent of
            ----------------
     damages to the Company from a breach of sections 8, 9 and 10 of this Agreement would not be readily quantifiable or ascertainable, that monetary damages would be inadequate to make the Company whole in case of such a breach, and that there is not and would not be an adequate remedy at law for such a breach. Therefore, the Employee specifically agrees that the Company is entitled to injunctive or other equitable relief from a breach of sections 8, 9 and 10 of this Agreement, and hereby waives and covenants not to assert against a prayer for such relief that there exists an adequate remedy at law, in monetary damages or otherwise.

     11.  Indemnification.
          ---------------

     11.1.  Right to Indemnification.  The Company shall indemnify, and on
            ------------------------
     request shall advance funds to, the Employee for expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement if the Employee becomes a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that the Employee (a) is or was an employee of the Company, or (b) is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in the manner and to the fullest extent permitted by applicable law; provided, however, that the Company shall not indemnify the Employee (x) in any proceeding by or in the right of the Company against such Employee wherein the Employee shall have been adjudged to be liable to the Company; (v) in any proceeding charging improper personal benefit to the Employee, whether or not involving action in the Employee's official capacity, in which the Employee was adjudged to be liable to the Company on the basis that personal benefit was improperly received; or (z) it is established that (i) the act or omission of the Employee was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit in money, property or services, or (iii) in the case of any criminal proceeding, the Employee had reasonable cause to believe the act or omission was unlawful. If applicable law is hereafter amended, any such amendment shall apply to this Agreement only to the extent mandated by law and only as to the activities of the Employee subject to indemnification pursuant to this subsection 11.1 which occur subsequent to the effective date of such amendment. The Employee shall not be liable to the Company for actions taken in reliance on the written advice of counsel to the Company that is rendered to the Company or jointly to the Company and the Employee in his representative capacity on behalf of the Company.


     11.2.  Right of Claimant to Enforce Rights.  Any indemnification or
            -----------------------------------
     advancement of funds required under this section 11 shall be made promptly, and in any event within thirty (30) days of the written request of the Employee. If a determination by the Company that the Employee is entitled to indemnification pursuant to this section 11 is required, and the Company fails to respond within thirty (30) days to a written request for indemnity, the Company shall be deemed to have approved such request. If the Company denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within thirty (30) days, the right to indemnification and advancement of expenses as granted by this section 11 shall be enforceable by the Employee in any court of competent jurisdiction. The Employee's costs and expenses (including attorneys' fees) incurred in connection with successfully establishing the Employee's right to indemnification, in whole or in part, in any such action or proceeding shall also be indemnified by the Company. Neither the failure of the Company (including the Board of Directors, independent legal counsel or the stockholders of the Company) to have made a determination prior to the commencement of such action that indemnification of the Employee is proper in the circumstances because the Employee has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor the fact that there has been an actual determination by the Company (including the Board of Directors, independent legal counsel or the shareholders of the Company) that the Employee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Employee has not met the applicable standard of conduct.

     11.3.  Non-Exclusivity of Rights.  The indemnification and advancement of
            -------------------------
     expenses provided by, or granted pursuant to, this section 11 shall not be deemed exclusive of any other rights to which the Employee may be entitled by law, the Company's Articles of Incorporation or Bylaws, an agreement with the Company, or a resolution of the Board of Directors or of the Company's shareholders. Any repeal or modification of the provisions of this section 11 shall be prospective only and shall not adversely affect any right or protection set forth herein in favor of the Employee at the time of such repeal or modification.

     11.4.  Insurance.  The Company may, to the fullest extent permitted by law,
            ---------
     purchase and maintain insurance, at its expense, to protect itself and the Employee against any liability asserted against the Employee and incurred by the Employee in any such capacity, or arising out of the Employee's duties hereunder, whether or not the Company would have the power to indemnify the Employee against such liability under the provisions of this section 11, the General Corporation Law of the State of Delaware or otherwise.

     11.5.  Payment of Expenses in the Event of Breach.  If either party
            ------------------------------------------
     defaults in any of the covenants or agreements contained herein, the defaulting party shall pay all costs and expenses, including reasonable attorney's fees, incurred by the other party in enforcing its rights arising under this Agreement.

     11.6.  Saving Provision.  If this section 11 or any portion thereof shall
            ----------------
     be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify the Employee as to expenses (including attorneys' fees), judgments, fines, penalties and amounts paid in settlement with respect to any actual or threatened action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise, to the fullest extent permitted by any applicable portion of this section 11 which shall not have been invalidated, by the General Corporation Law of the State of Delaware or by any other applicable law.

     12.  Assignment.
          -----------

     The Employee and the Company acknowledge that certain changes dictated by the Ticket to Work and Work Incentives Improvement Act of 1999 (the "Act"), to be effective January 1, 2001, will trigger a restructuring and/or change of ownership of the Company. It is the intent of the parties to this Agreement that, despite any conversion of the Company into, or combination of the Company or its business with, a taxable REIT subsidiary of JDN Realty Corporation, the Employee will continue to be employed under the terms of this Agreement. The Employee hereby agrees to an assignment of this Agreement by the Company to a taxable REIT subsidiary of JDN Realty Corporation solely for the purpose of effecting changes in the Company's business to comply with the Act. Following or in anticipation of an assignment, without the Employee's consent, however, the duties and responsibilities of the Employee performed for the assignee shall not be materially increased, altered or diminished in a manner inconsistent with the Employee's duties and responsibilities hereunder for the Company, nor shall there be a reduction in the Employee's title.

     13.  Entire Agreement.
          ----------------

     This Agreement and any agreements entered into under any of the Company's benefit plans as described in subsection 4.3 contain the complete agreement concerning the employment arrangement between the parties and shall, as of the Effective Date, supersede all other agreements or arrangements between the parties with regard to the subject matter hereof.

     14.  Binding Agreement.
          -----------------

     This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. The obligations of the Company under this Agreement shall not be terminated by reason of any liquidation, dissolution, bankruptcy, cessation of business or similar event relating to the Company. This Agreement shall not be terminated by reason of any merger, consolidation or reorganization of the Company, but shall be binding upon and inure to the benefit of the surviving or resulting entity.

     15.  Modification.
          ------------

     No waiver or modification of this Agreement or of any covenant, condition, or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith and no evidence of any waiver or modification shall be offered or received in evidence of any proceeding, arbitration, or litigation between the parties hereto arising out of or affecting this Agreement, or the rights or obligations of the parties thereunder, unless such waiver or modification is in writing, duly executed as aforesaid.


     16.  Severability.
          ------------

     All agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid or unenforceable by any court of competent jurisdiction, this Agreement shall be interpreted as if such invalid agreements or covenants were not contained herein.


     17.  Manner of Giving Notice.
          -----------------------

     All notices, requests and demands to or upon the respective parties hereto shall be sent in accordance with this section, addressed as follows, or to such other address as may hereafter be designated in writing by the respective parties hereto:

     To Company:
     ----------

          JDN Development Company, Inc.
          359 East Paces Ferry Road
          Suite 400
          Atlanta, Georgia  30305
          Telephone:  (404) 262-3252
          Facsimile:   (404) 364-6446
          Attention:  John D. Harris, Jr., Vice President

     To Employee:
     -----------

          Mr. W. Fred Williams, Jr.
          105 Ashlawn Court
          Franklin, Tennessee  37064
          Telephone: (615) 794-6361
          Facsimile:  (615) 794-2060

Such notices, requests and demands (1) shall be sent by overnight courier of national standing for next business day delivery and (2) shall be deemed to have been given or made on the next business day after being sent. The sending party shall pay the charges of delivery.

     18.  Remedies.
          --------

     In the event of a breach of this Agreement, the non-breaching party shall be entitled to such legal and equitable relief as may be provided by law, and shall further be entitled to recover all costs and expenses, including reasonable attorneys' fees, incurred in enforcing the non-breaching party's rights hereunder.

     19.  Headings.
          --------

     The headings have been inserted for convenience only and shall not be deemed to limit or otherwise affect any of the provisions of this Agreement.

     20.  Choice of Law.
          -------------

     It is the intention of the parties hereto that this Agreement and the performance hereunder be construed in accordance with, under and pursuant to the laws of the State of Delaware without regard to the jurisdiction in which any action or special proceeding may be instituted.


                         [Next page is signature page.]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first stated above.


                         JDN Development Company, Inc.

                         By:  /s/ John D. Harris, Jr.
                            --------------------------

                         Title: Vice President
                               -----------------------




                                      /s/ W. Fred Williams
                         --------------------------------------------
                                     W. Fred Williams, Jr.


                         JDN Realty Corporation joins in the foregoing Employment Agreement to guarantee the Company's performance thereunder:

                         JDN Realty Corporation

                         By:  /s/ Craig Macnab
                            --------------------------

                         Its:  CEO
                             -------------------------

                                   EXHIBIT A

1.  4007 Spring Garden Street, Greensboro, NC

2.  307 Pomona Drive, Greensboro, NC

3.  311 Pomona Drive, Greensboro, NC

4.  Approximately 18% interest in Williams Properties of North Carolina, L.L.C.

5.  12.5% interest in Williams & Howard, L.L.C.

                             JDN Realty Corporation

                        2000 PERFORMANCE SHARE AGREEMENT



     This 2000 Performance Share Agreement (the "Agreement") is entered into effective as of March 7, 2000, by and between JDN Realty Corporation (the "Company") and the undersigned (the "Participant") pursuant to the authority established by the JDN Realty Corporation 1993 Incentive Stock Plan (the "Incentive Plan") and the JDN Realty Corporation Long-Term Incentive Plan (the "LTIP" and, collectively with the Incentive Plan, the "Plans").

     WHEREAS, the Plans are intended to (a) provide incentives to key employees, consultants and advisors of the Company to operate and manage the Company in a manner that will provide for the long-term growth and profitability of the Company, including employees of JDN Development Company, Inc. ("JDN Development Company") who, through their services to JDN Development Company, create value for the Company; (b) encourage stock ownership by providing such key individuals with a means to acquire a proprietary interest in the Company by the acquisition of shares of Restricted Stock; and (c) provide a means of retaining and rewarding such key individuals; and

     WHEREAS, the Participant is one of such key individuals;

     NOW, THEREFORE, the Company and the Participant hereby agree as follows:

1.   Definitions.
     -----------

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Plans. The terms "Article" or "Section" generally refer to provisions within the Plans; the term "Paragraph" refers to a provision of this Agreement. Whenever used herein, however, the term "Restricted Stock" shall reference the shares of Stock that have been awarded as Performance Shares under the LTIP to the Participant, subject to the restrictions set forth in this Agreement, as are identified in Paragraph 2.

2.   Restricted Stock Award.
     ----------------------

     In accordance with the terms of the Plans, the Participant is hereby awarded as Performance Shares under the LTIP 100,000 shares of Restricted Stock. Unless otherwise provided herein, the restrictions imposed on the award of Restricted Stock under this Agreement shall lapse, and such shares shall become vested, as a result of the Participant's continued employment with or engagement as a consultant or advisor by the Company through and on March 7, 2010; provided, however, beginning in calendar year 2000 and in each calendar year thereafter, up to 20% of such shares will become vested each year that the Participant achieves the performance criteria adopted by the Committee for the year, as described in Sections 3.1 and 3.4 of the LTIP. The Committee shall provide written notice of such performance criteria each year in a manner consistent with the certification process outlined in Section 4.1 of the LTIP, such notice to be deemed an addendum to this Agreement and incorporated herein by reference.

3.  Restrictions on Stock.
    ---------------------

     3.1  Certificates for Shares.  Any certificates representing the shares of
          -----------------------
Stock awarded pursuant to this Agreement shall be issued in the Participant's name; however, until vested, the certificates for such shares of Stock shall be held by the Company and shall not be transferred except in accordance with the provisions hereof. Notwithstanding the limitations on dividend payments and voting rights contained in Section 4.6 of the Incentive Plan, during the period that the Company holds the certificates for unvested shares of Restricted Stock, the Participant shall be entitled to all rights of a shareholder of the Company, including the right to vote the Restricted Stock and receive dividends and/or other distributions declared with respect to those shares.

     3.2  Restrictions on Transfer.   No interest in Restricted Stock may be
          ------------------------
transferred, hypothecated, pledged, assigned or conveyed, whether voluntarily or involuntarily, until the Restricted Stock has become vested pursuant to the terms of Paragraph 2. Prior to vesting, the Participant shall not have the right to make or permit to exist any such disposition of the shares of Restricted Stock. Any attempted disposition of Restricted Stock not made in accordance with the terms of this Agreement shall be void. The Company shall not recognize, or have the duty to recognize, any disposition not made in accordance with this Agreement. All Restricted Stock shall be bound by the terms of this Agreement and the Plans until vested in accordance with Paragraph 2.

     3.3  Termination of Employment.
          -------------------------

     (a) On the date of a Participant's termination of employment from the Company or an Affiliate or JDN Development Company (and the Participant is not otherwise employed by the Company or any Affiliate or JDN Development Company) or termination of engagement as a consultant or advisor of the Company for any reason other than death or disability (as defined in section 22(e)(3) of the Code), the Participant will forfeit all shares of Restricted Stock which have not yet become vested in accordance with the schedule set forth in Paragraph 2.

     (b) On the date of a Participant's termination of employment from the Company or an Affiliate or JDN Development Company (and the Participant is not otherwise employed by the Company or any Affiliate or JDN Development Company) or termination of engagement as a consultant or advisor of the Company that is due to death or disability (as defined in section 22(e)(3) of the Code), all restrictions described herein shall be removed and all risks of forfeiture shall lapse on the Restricted Stock, without regard to the vesting schedule set forth in Paragraph 2.

     3.4  Change in Control.  In addition to the provisions for corporate
          -----------------
changes described in Section 8.3 of the Incentive Plan and Article V of the LTIP, all restrictions described herein shall be removed and all risks of forfeiture shall lapse on the Restricted Stock on the date that individuals who, as of the date of this Agreement, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company's shareholders of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Securities and Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group (as such terms are defined in section 13(d) under the Exchange Act) other than the Board (a "Proxy Contest"), including by reason of any agreement intended to
avoid or settle any Election Contest or Proxy Contest.   In addition, (A)(i)if
there is a change in control of JDN Development Company as defined in Section
5.6 of the Employment Agreement dated as of March 7, 2000 between Participant and JDN Development Company or (ii) if the Company ceases to directly or indirectly own fifty percent (50%) or more of the securities of JDN Development Company and the Participant does not have voting control of JDN Development Company or does not own fifty percent (50%) or more of the securities of JDN Development Company, and (B) Participant is not within 30 days of such change in control or securities ownership offered an equivalent position with compensation of equal or greater value by the Company, or an entity controlled by the Company engaged in the development business, all restrictions described herein shall be removed and all risks of forfeiture shall lapse.

4.   Miscellaneous Provisions.
     ------------------------

     4.1  Tax Withholding.  In addition to the withholding provisions of Section
          ---------------
7.3 of the Incentive Plan, each Participant shall give the Company notice of any election filed by the Participant under Section 83(b) of the Code. At the time at which any Restricted Stock becomes vested, the Company shall not deliver or otherwise make such shares available to the Participant until the Participant pays to the Company in cash (or any other form acceptable to the Committee) any amount necessary to enable the Company to remit to the appropriate governmental entity or entities on behalf of the Participant the amount required to be withheld from the Participant's wages with respect to such transaction. The Participant may satisfy any withholding obligations by electing to have the Company withhold the appropriate number of shares from an Award before such shares are delivered in accordance with the terms of this Agreement. Furthermore, the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due the Participant taxes of any kind required by law to be withheld with respect to Restricted Stock which has become vested.

     4.2  General Employment.  This Agreement is not a contract of employment.
          ------------------
Accordingly, neither the execution of this Agreement nor the awarding of any Awards represented by this Agreement shall interfere with or limit in any way the rights of the Participant and JDN Development Company pursuant to written contracts of employment or the right of JDN Development Company to terminate the Participant's employment, nor shall the same confer upon the Participant any right to continue in the employ of JDN Development Company, except as set forth in written contracts of employment between JDN Development Company and the Participant.

     4.3  Impact on Other Benefits.  The value of an Award of Restricted Stock
          ------------------------
(either on the effective date of this Agreement or at the time the shares are vested) shall not be included as compensation or earnings for purposes of any other benefit plan offered by the Company or JDN Development Company except as otherwise specifically provided by such other benefit plan, including without limitation the Company's or JDN Development Company's retirement plans that are qualified under Section 401(a) of the Code.

     4.4  Amendment.  The Company, acting through the Committee or through the
          ---------
Board, may amend this Agreement at any time for any purpose determined by the Company in its sole discretion that is consistent with the Plans. All amendments must be in writing. The Company may not amend this Agreement, however, without the Participant's express agreement to any amendment that could adversely effect the material rights of the Participant.

     4.5  Administration.  The Committee shall, in its sole discretion, have the
          --------------
authority to construe the terms of this Agreement and to prescribe rules and regulations relating to the administration of this Agreement.

     4.6  Plans Control.  The terms of this Agreement are
          -------------
governed by the terms of the Plans, as they exist on the date of this Agreement and as the Plans are amended from time to time. A copy of the Plans, and all amendments thereto, are attached hereto as Exhibit A and made a part hereof as
                                           ---------
if fully set forth herein. In the event of any conflict between the provisions of the Agreement and the provisions of the Plans, the terms of the Plans, as they may be amended from time to time, shall control, except as expressly stated otherwise. In the event of any conflict between the provisions of the Incentive Plan and the provisions of the LTIP, the terms of the LTIP, as it may be amended from time to time, shall control, except as expressly stated otherwise.

     4.7  Force and Effect.  The various provisions of this Agreement are
          ----------------
severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions.

     4.8  Notice.  Whenever any notice is required or permitted hereunder, such
          ------
notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it is personally delivered, or,whether actually received or not, on the third business day after it is deposite in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or Participant may change, by written notice to the other, the address previously specified for receiving notices. Notices delivered to the Company shall be addressed as follows:

                    JDN Realty Corporation
                    359 East Paces Ferry Road, Suite 400
                    Atlanta, GA  30305
                    Attention:  Craig Macnab
                    Phone: (404) 262-3252
                    Fax: (404) 364-6446

     Notices to the Participant shall be hand delivered to the Participant on the premises of the Company or its Affiliates, or mailed to the last address shown on the records of the Company.

     4.9  Information Confidential.  As partial  consideration for the grant
          ------------------------
of the Award represented in this Agreement, the Participant agrees that he or she will keep confidential all information and knowledge that the Participant has relating to the manner and amount of his or her participation in the Plans; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Participant's spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan.

     4.10  Governing Law.  Except as is otherwise provided  in the Plans, where
           -------------
applicable, the provisions of this Agreement shall be governed by the internal laws of the State of Maryland.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first hereinabove written.

                              JDN REALTY CORPORATION


                              By:   /s/ Craig Macnab
                                    ----------------

                              Name:  Craig Macnab
                                    -------------

                              Title:  CEO

                              PARTICIPANT


                                   /s/ W. Fred Williams
                              --------------------------------------
                              (Signature of Participant)

                              W. Fred Williams, Jr.
                              --------------------------------------
                              (Typed or Printed Name of Participant)